Share Capital	9 Months Ended
Sep. 30, 2024
Share Capital [Abstract]
SHARE CAPITAL

Note 8:- Share Capital

a.	In connection with the Merger, the Company adopted its restated articles, pursuant to which the Company’s authorized capital consisted of 130,000,000 Ordinary Shares, with a par value of NIS 0.000216 per share and the Company effected a 1:46.25783 stock split. During September 2024, the Company increased its authorized capital to 165,000,000 ordinary shares.

b.	During June 2023, the Company raised $23,000 with Special Situations Funds, pursuant to which the Company issued a total of 11,794,873 Ordinary Shares with a purchase price of $1.95 per share. Existing investors, including two affiliates of Arbe’s directors also participated in this offering. The aggregate net proceeds received by the Company from the offering were $22,496 net of issuance costs.